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                                                           Exhibit 10.9


                       THE IMPERIAL HOME DECOR GROUP INC.

                              EQUITY INCENTIVE PLAN
                              ---------------------

     This Equity Incentive Plan has been approved by the Board of Directors of The Imperial Home Decor Group Inc., a Delaware corporation (the "Company"), effective as of March 13, 1998.

                           ARTICLE I - PURPOSE OF PLAN
                           ---------------------------

     The Plan is intended to advance the Company's best interests by allowing employees to acquire equity interests in the Company, thereby motivating them to contribute to the success of the Company and to remain in the employ of the Company and its Subsidiaries, upon the terms and subject to the conditions hereof.

                            ARTICLE II - DEFINITIONS
                            ------------------------

     In addition to the terms set forth elsewhere herein, for purposes of the Plan, the following terms will have the meanings set forth below when used with initial capital letters:

               "Affiliate" will mean, with respect to any Person, (a) any other Person that directly or indirectly controls is controlled by or is under common control with, such Person, or (b) any director, officer, partner, member or employee of such Person or any Person specified in clause (a) above; provided, that officers, directors or employees of the Company (or one of its Subsidiaries) will be deemed not to be Affiliates of Blackstone for purposes hereof solely by reason of being officers, directors or employees of the Company (or one of its Subsidiaries).

               "Blackstone" will mean collectively, Blackstone Capital Partners III Merchant Banking Fund III, L.P., Blackstone Offshore Capital Partners III L.P. and Blackstone Family Investment Partnership III L.P. and their Affiliates (other than the Company and its Subsidiaries).

               "Board" means the Board of Directors of the Company or the Committee, as applicable.

               "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

               "Committee" will mean the Compensation Committee of the Board of Directors of the Company.

               "Disability" will mean the inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the


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          Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (a) for a period of six consecutive months, or (b) such shorter period as the Board may determine. The Disability determination will be in the sole discretion of the Board and a Participant (or his Representative) will furnish the Board with medical evidence documenting the Participant's disability or infirmity which is satisfactory to the Board.

               "Exercise Price" will mean the amount that a Participant must pay to exercise a Grant with respect to one Share subject to such Grant.

               "Fair Market Value" will mean, with respect to any Shares, (a) for any relevant date occurring during any period of time prior to an initial Public Offering or when the Shares are not listed for trading on or quotation by any Stock Exchange, the value thereof as reasonably determined by the Board or the Committee as of any relevant date (which value will not be lower than the price per Share in any bona fide third party offer for substantially all of the Shares that has been received by the Company or Blackstone during the three months prior to the relevant date and which is not subject to financing, due diligence or any other condition that the Board reasonably determines to be unlikely to be satisfied) and (b) for any relevant date occurring during any period of time after an initial Public Offering when the Shares are listed for trading on or quotation by any Stock Exchange, (i) the closing sales price as reported in the Wall Street Journal or a similar newspaper or, in case no such sale takes place on any day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system, quotation system or such other similar system of the Stock Exchange as reported on the Bloomberg News Service, a similar news service, or, if no such service exists and no newspaper publishes such information or ceases to exist, such alternative service as the Board may select in good faith or (ii) if on any such date the Shares are not traded or quoted by any Stock Exchange, the average of the closing bid and asked prices furnished by a professional market maker making a market in the Shares selected by the Board in good faith.

               "Grant" will mean a grant made under the Plan by the Committee to a Participant in the form of an Option, Stock Appreciation Right, Other Stock-Based Grant or any combination of such Grants.

               "Grant Date" will mean the date a Grant is granted pursuant to this Plan.

               "ISO" will mean an "incentive stock option" within the meaning of
          Section 422 of the Code.

               "Option Agreement" will mean an option agreement between a Participant and the Company, substantially in the form of agreement approved from time to time by the Board or the Committee.

               "Other Stock-Based Grant" will mean a Grant made pursuant to
          Article 6 that is valued in whole or in part by reference to, or is otherwise based on, Shares.



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               "Participant" will mean any employee of the Company or any of its subsidiaries to whom a Grant is made under this Plan.

               "Person" will mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               "Plan" will mean this Equity Incentive Plan, as amended from time to time.

               "Public Offering" will mean the sale of Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended, which results in an active trading market in Shares. If the Shares are listed on a United States securities exchange or is quoted on the NASDAQ National Market, it will be deemed to be actively traded.

               "Representative" will mean (a) in the case of death, the executor, liquidator or administrator of the deceased Participant's estate or the Person or Persons to whom the deceased Participant's rights under the Grant will pass by will or the laws of descent and distribution and (b) in the case of Disability, his or her legal guardian or legal representative, if any.

               "Shares" will mean shares of the common stock of the Company, par value $0.01 per share, issuable or issued by the Company.

               "Stock Appreciation Right" will mean a right granted by the Company pursuant to Article 5 to a Participant (a) in conjunction with all or any part or in replacement of any Option granted under the Plan which entitles the Participant, upon exercise of such right, to surrender such Option, or any part thereof, and to receive a payment equal to the difference between the Fair Market Value, on the date of such exercise, of the Shares covered by such Option, or part thereof, and the exercise price of such Shares pursuant to the Option (a tandem stock appreciation right) or (b) separate and apart from any Option, which entitles the Participant, upon exercise of such right, to receive a payment measured by the increase in the Fair Market Value of a number of shares designated by such right from the date of grant of such right to the date on which the Participant exercises such right (a freestanding stock appreciation right).

               "Stock Exchange" means the principal national securities exchange on which the Shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the National Association of Securities Dealers, Inc. Automated Quotation System or any similar national system on which the Shares are quoted or traded.

               "Stockholders Agreement" means an agreement between a stockholder of the Company, the Company and Blackstone in form and substance as the Board may from time to time in its sole discretion determine to be appropriate to protect the interests of the Company and its other stockholders, and which may include among other


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          provisions drag-along rights and restrictions on transfer.
          Notwithstanding the foregoing, the Stockholders Agreement will provide that, upon consummation of an initial Public Offering, any restrictions on transfer of Shares that are not related to requirements of federal securities laws will lapse and will be of no further force and effect.

               "Subsidiary" will mean any corporation of which the Company owns, directly or through one or more subsidiaries, securities having a majority of the ordinary voting power in electing the board of directors of such corporation.

               "Target Equity Value" will mean a designated value of Shares which, if achieved, would result in the vesting or elimination of restrictions under any Option, Stock Appreciation Right or Other Stock-Based Grant.

               "Trading Day" means any day on which the Stock Exchange is open for trading or, if the Shares are not listed or admitted to trading on any Stock Exchange, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Transfer" will mean, with respect to any Grant, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law), or any act thereof, of such Grant or any interest therein.

                  ARTICLE III - LIMITATION ON AVAILABLE SHARES
                  --------------------------------------------

     3.1. AVAILABLE SHARES. The aggregate number of Shares issued or transferred by the Company in payment and upon exercise of Grants will not exceed 2,000,000; provided, however, that the aggregate number of Shares with respect to which Grants may be made will be subject to adjustment in accordance with the provisions of Section 11.2 below. The maximum number of Shares underlying Options or Stock Appreciation Rights that may be issued pursuant to Articles 4 and 5 to an individual Participant during any calendar-year period is 600,000.

     3.2. STATUS OF SHARES. The Shares for which Grants may be made under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee will determine, and will be reserved by the Committee for issuance under this Plan. To the extent any Shares issued pursuant to a Grant are forfeited, and to the extent any Options or Stock Appreciation Rights expire or are otherwise terminated prior to exercise or are satisfied in cash, the Shares in respect of which such Grants were issued will become available for reissuance to employees pursuant to this Plan or any other plan or agreement approved by the Board.



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                          ARTICLE IV- GRANT OF OPTIONS
                          ----------------------------

     4.1. OPTIONS. (a) The Committee may from to time grant options ("Options") to purchase Shares to such Participants and on such terms and conditions as the Committee may determine. Each Participant granted Options must execute an Option Agreement.

     (b) In order for an Option to become completely vested and exercisable, it must be vested at such time or in accordance with the satisfaction of criteria established by the Committee, in its discretion, in connection with the relevant Grant. The criteria used in determining the vesting and exercisability of Options may include without limitation one or any combination of the following as well as any other criteria determined from time to time in the discretion of the Committee: (i) budget level and management, (ii) return on equity, assets, capital or investments, (iii) profit levels, (iv) stock price or value, (v) other financial measures, (vi) other performance goals, or (vii) length of service.

     4.2. EXERCISE PRICE. The Exercise Price of Options granted hereunder will be the Fair Market Value of the Shares subject to the Option, determined as of the Grant Date, or such other amount, including without limitation, a variable amount, as the Committee may determine in connection with a Grant.

     4.3. FORM OF OPTION. Options granted under this Plan will be non-qualified stock options or ISO's. Each Option may provide for related Stock Appreciation Rights. Options will be exercisable with respect to the number of Shares covered by the Option to the extent they become both vested and exercisable and will thereafter be exercisable until they expire or are terminated.

     4.4. DILUTION OF OPTIONS. Subject to Section 11.2 hereof, Participants will be subject to the same dilution as the non-Participant holders of Shares, and will not have any preemptive or other special rights.

     4.5. APPROVALS. The grant of any Options hereunder will be subject to the receipt by the Company of all necessary exchange, stockholder and regulatory approvals.

                      ARTICLE V - STOCK APPRECIATION RIGHTS
                      -------------------------------------

     5.1. TANDEM STOCK APPRECIATION RIGHTS. The Committee may grant to any Participant tandem stock appreciation rights either at the time of grant of an Option or at any time thereafter during the term of an Option, on terms and conditions determined by the Committee.

     5.2. FREESTANDING STOCK APPRECIATION RIGHTS. The Committee may grant, from time to time to any Participant, freestanding stock appreciation rights on terms and conditions determined by the Committee.

     5.3. EXERCISE PRICE. The Exercise Price of Stock Appreciation Rights granted hereunder will be the Fair Market Value of the Shares subject to the Stock Appreciation


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Right, determined as of the Grant Date, or such other amount, including without limitation, a variable amount, as the Committee may determine in connection with a Grant.

     5.4. PAYMENT. The payment to which the grantee of a Stock Appreciation Right is entitled upon exercise thereof may be made in Shares valued at the Fair Market Value on the date of exercise, or in cash or partly in cash and partly in Shares, as the Committee may determine.

                      ARTICLE VI - OTHER STOCK-BASED GRANTS
                      -------------------------------------

     The Committee may grant, from time to time to any Participant, Other Stock-Based Grants, for no cash consideration, if permitted by applicable law, or for such other consideration as may be determined by the Committee and specified in the Grant. The Other Stock-Based Grants will be in such form and dependent on such conditions, criteria, periods or goals as the Committee may determine, including without limitation the right to receive one or more Shares, or the equivalent cash value of such Shares, upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. The extent to which such conditions, criteria, periods or goals have been met, will be conclusively determined by the Committee. Other Stock-Based Grants may be paid in Shares, or other consideration related to Shares, in a single payment or in installments as specified by the Grant and may be payable on such dates as determined by the Committee and specified by the Grant. The terms and conditions of Other Stock-Based Grants will be determined by the Committee.

                               ARTICLE VII - CALLS
                               -------------------

     7.1. CALL. The Company will have the rights specified in this Section 7.1 to purchase from a Participant any Grant or any Shares issuable or issued by the Company upon exercise of any Grant by a Participant, as adjusted as a result of any stock dividend, stock split, merger, consolidation, reorganization or other recapitalization ("Call"). However, if and to the extent that the Company has not given notice pursuant to Section 7.1(c), upon the consummation of an initial Public Offering, the Company's right to Call any such Grant or Shares will terminate and be of no further force and effect.

     (a) SHARES ISSUED OR ISSUABLE UPON EXERCISE. On or after the date a Participant exercises all or a portion of a Grant granted hereunder, the Company will have the right and option to purchase, for a period of 90 calendar days from the date of the Participant's termination of employment for any reason (or, if later, for a period of 200 calendar days from the last date the Participant exercised a Grant), and if the Company exercises such right, each Participant will be required to sell to the Company, any or all of his or her owned Shares issuable or issued by the Company upon exercise of any Grant at a price per share equal to the Fair Market Value (as of the date the Company exercises such right).

     (b) OUTSTANDING GRANTS. The Company will, after a Participant's employment has terminated and to the extent such Grants have not expired, have the right and option to purchase, and if the Company exercises such right each Participant will be required to sell to the Company, any or all of his or her then outstanding Grants at a price per Grant equal to the



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Fair Market Value (as of the date of such termination of employment) minus the
Exercise Price.

     (c) NOTICE. If the Company desires to exercise its option to purchase any Grants or Shares issuable or issued by the Company upon exercise of any Grant pursuant to this Section 7.1, the Company will, not later than 60 calendar days after the date of the Participant's termination of employment (or, with respect to Section 7.1(a), if later, 170 calendar days from the last date a Grant, or a portion of a Grant, was exercised), send written notice of its intention to purchase such Grant or Shares. The closing of the purchase will take place at the principal office of the Company on the 30th day after the giving of notice by the Company of its exercise of its option to purchase (the "Closing").

     (d) If the Company is prohibited by applicable law from exercising a right pursuant to this Section 7.1, then the Company may assign such right to its stockholders or any other Person. In the event and to the extent that the Company or any such assignee does not wish to exercise such rights, Blackstone will have the right (but not the obligation) to exercise such rights.

     7.2. PAYMENT. If at any time the Company elects to purchase any Grants or Shares pursuant to Section 7.1, the Company will, at the Closing, pay the purchase price for such Grant or Shares by delivery of a bank cashier's check or certified check for the purchase price.

                             ARTICLE VIII - EXERCISE
                             -----------------------

     8.1. RIGHT TO EXERCISE. During the lifetime of a Participant, vested and exercisable Grants may be exercised only by such Participant. In the event of his or her death, vested and exercisable Grants may be exercised only by his or her Representative and, in the event of his or her Disability, vested and exercisable Grants may be exercised only by him or her or his or her Representative.

     8.2. PROCEDURE FOR EXERCISE. Grants may be exercised in whole or in part with respect to any portion that is vested and exercisable. To exercise a Grant, a Participant (or such other Person who will be permitted to exercise the Grant as set forth in Section 8.1) must complete, sign and deliver to the Company a notice of exercise (the "Exercise Notice"). A Participant must also deliver payment in full of the Exercise Price multiplied by the number of Shares with respect to which the Grant is exercised. Payment of the Exercise Price may be made (a) by delivery of cash or a check acceptable to the Company, or (b) in the sole discretion of the Committee, (i) by tender to the Company of Shares owned by a Participant for at least six months and registered in the name of the Participant, (ii) by delivery of irrevocable instructions to a financial institution or broker to deliver promptly to the Company sale or loan proceeds with respect to the Shares sufficient to pay the total Exercise Price, (iii) through the written election of the Participant to have Shares withheld by the Company from the Shares otherwise to be received, or (iv) by any combination of the payment methods specified in clauses (a) and (b)(i) through (iii) above. Immediately prior to the exercise of any Grant (if such participant will receive Shares as a result of such exercise) the Participant will enter into a Stockholders Agreement. The execution of such Stockholders Agreement will be a condition to the exercise


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of such Grant. A Participant's right to exercise a Grant will be subject to the satisfaction of all conditions set forth in the Exercise Notice.

     8.3. WITHHOLDING OF TAXES. The Company will withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any cash or Shares issuable under the Plan, and the Company may defer such issuance unless indemnified to its satisfaction. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any benefit realized by a Participant under the Plan, or is requested by a Participant to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the realization of such benefit that the Participant make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, if permitted by the Board, a Participant may elect to have any withholding obligation of the Company satisfied with shares of Common Stock that would otherwise be transferred to the Participant on exercise of a Stock Option.

                       ARTICLE IX - RIGHTS AND LIMITATIONS
                       -----------------------------------

     9.1. REGISTRATION OF SHARES. Promptly following the first Public Offering, the Company will file, at its own expense, a registration statement on Form S-8 to register the Shares subject to any Grant, which Shares will be subject to applicable stockholder agreements.

     9.2. TRANSFER OF GRANTS. Unless otherwise provided by the Committee, Grants may not be Transferred (other than by will or the laws of descent or distribution).

                           ARTICLE X - ADMINISTRATION
                           --------------------------

     10.1. PLAN ADMINISTRATOR. This Plan will be administered by the Committee; provided, however, that the Committee may from time to time, subject to applicable law, delegate responsibility for all or any portion of the administration of the Plan to an officer or officers of the Company.

     10.2. COMMITTEE OPTION GRANTS. The Committee will have the authority to select employees to receive Grants and to make Grants to employees in such amounts as it determines, in its sole discretion.

     10.3. COMMITTEE AUTHORITY. The Committee will have the sole and complete responsibility and authority to (a) interpret and construe the terms of this Plan, (b) correct any defect, error or omission or reconcile any inconsistency in the Plan or in any Grant made hereunder, and (c) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's or the Board's determinations, as the case may be, will be conclusive and binding upon the Participants, the Company and all other Persons. Without limiting the generality or effect of the foregoing or any other provision hereof, any determination by the Board or the Committee permitted or contemplated hereunder or under or in respect of any Grant will be in the sole


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discretion of the Board or the Committee, as the case may be, and will be conclusive for all purposes hereof and thereof notwithstanding any actual or alleged defect, irregularity or other aspect thereof. The Committee may, in its discretion, accelerate the vesting of Grants at any time and for any reason.

                           ARTICLE XI - MISCELLANEOUS
                           --------------------------

     11.1. AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board, at any time and from time to time, may suspend, terminate or amend the Plan. However, no suspension, termination or amendment of or to the Plan will affect adversely the rights of any Participant with respect to Grants made hereunder prior to the date of such suspension, termination or amendment without the consent of such Participant.

     11.2. ADJUSTMENTS. In the event of a merger, recapitalization, stock dividend, reorganization, stock split, share consolidation or combination, or other event which the Company determines in its sole discretion to be of a nature that renders necessary an adjustment to the outstanding Grants, the Committee will make such adjustments in the number and type of Shares authorized by the Plan, the number and type of Shares covered by outstanding Grants and the Exercise Prices and Target Equity Values specified therein and other amendments to the Plan as the Committee determines in good faith to be appropriate and equitable. Moreover, in the event of any of the foregoing transactions or events, the Committee, in its discretion, may provide in substitution for any or all outstanding Grants under this Plan, such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Grants so replaced.

     11.3. NO RIGHT TO PARTICIPATE. Except as otherwise agreed to by the Company, no employee will have a right to be selected as a Participant or, having been so selected, to be selected again to receive a Grant hereunder.

     11.4. NO EMPLOYMENT CONTRACT. Nothing in this Plan will interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such employee's present (or any other) rate of compensation.

     11.5. CONSTRUCTION OF PLAN. The terms of this Plan will be administered in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

                       THE IMPERIAL HOME DECOR GROUP INC.

                             STOCK OPTION AGREEMENT
                             ----------------------


                  THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of __________________ ___, 1998 (the "Grant Date") by and between The Imperial Home Decor Group Inc., a Delaware corporation (the "Company"), and_________________, an employee of Company (the "Employee").

         1. DEFINITIONS. Capitalized terms used herein without definition will have the meanings assigned to them in the Company's Equity Incentive Plan (the "Plan").

         2. GRANT OF OPTIONS. (a) TIME SHARE OPTION. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and the Plan, the Company hereby grants to the Employee as of the Grant Date a Time Option (the "Time Share Option") to purchase from the Company _________________ Shares (the "Time Optioned Shares"). The price at which the Time Optioned Shares may be purchased pursuant to this Time Share Option upon exercise in accordance with the terms hereof will be $16.00 per Share, subject to adjustment as hereinafter provided or provided in the Plan (the "Time Share Option Exercise Price").

         (b) BUDGET PERFORMANCE OPTION. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and the Plan, the Company hereby grants to the Employee as of the Grant Date a Budget Performance Option (the "Budget Performance Option") to purchase from the Company _________________ Shares (the "Budget Performance Optioned Shares"). The price at which the Budget Performance Optioned Shares may be purchased pursuant to this Budget Performance Option upon exercise in accordance with the terms hereof will be the $16.00 per Share, subject to adjustment as hereinafter provided or provided in the Plan (the "Budget Performance Option Exercise Price").

         (c) MARKET PERFORMANCE OPTION. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and the Plan, the Company hereby grants to the Employee as of the Grant Date a Market Performance Option (the "Market Performance Option") to purchase from the Company ______ Shares (the "Market Performance Optioned Shares"). The price at which the Market Performance Option Shares may be purchased (the "Market Performance Option Exercise Price") pursuant to this Market Performance Option upon exercise in accordance with the terms hereof will be $16.00, subject to adjustment as hereinafter provided or provided in the Plan. For purposes of this Agreement,
(i) the Time Share Option, the Budget Performance Option and the Market Performance Option will be collectively referred to herein as the "Option" and
(ii) the Time Optioned Shares, the Budget Performance Optioned Shares and the Market Performance Optioned Shares will be collectively referred to herein as the "Optioned Shares."

         (d) TREATMENT AS ISO'S. The Option is intended to qualify as an ISO, to the extent


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that the aggregate Fair Market Value (determined as of the date hereof) of the
Shares with respect to which the Option is exercisable for the first time by the Employee during any calendar year does not exceed $100,000. To the extent that the Fair Market Value of Shares with respect to which the Option is so exercisable exceed $100,000, such Shares will be treated as having been granted pursuant to an Option that is not an ISO. The Company will designate the Shares to be treated as Shares acquired pursuant to the exercise of an Option that is an ISO by issuing a separate certificate or certificates and identifying such certificates as incentive stock option stock in its stock transfer records.

     3. VESTING OF TIME OPTIONED SHARES. Subject to the expiration or earlier termination of the Option and subject to Section 8 hereof, the Time Optioned Shares granted hereby will become exercisable as follows:

                  (a) On and at any time after March 13, 1999, the Employee may purchase up to 33 1/3% of the Time Optioned Shares

                  (b) On and at any time after March 13, 2000, the Employee may purchase an additional up to 33 1/3% of the Time Optioned Shares; and

                  (c) On and at any time after March 13, 2001, the Employee may purchase an additional up to 33 1/3% of the Time Optioned Shares.

     4. VESTING OF BUDGET PERFORMANCE OPTIONED SHARES. Subject to the expiration or earlier termination of the Option and subject to Section 8 hereof, the Budget Performance Optioned Shares granted hereby will become exercisable as follows:

                  (a) On and at any time after March 13, 2000, the Employee may purchase up to 50% of the Budget Performance Optioned Shares if the Company has achieved the financial and operating performance targets established by the Board for the year ended December 31, 1999; and

                  (b) On and at any time after March 13, 2001, the Employee may purchase an additional up to 50% of the Budget Performance Optioned Shares if the Company has achieved the financial and operating performance targets established by the Board for the year ended December 31, 2000.

     5. VESTING OF MARKET PERFORMANCE OPTIONED SHARES. Subject to the expiration or earlier termination of the Option and subject to Section 8 hereof, the Market Performance Optioned Shares granted hereby will become exercisable, and the Employee may purchase up to 100% of the Market Performance Optioned Shares, on and at any time after March 13, 2000 if;

                  (a) prior to a Public Offering, the fair market value as determined by the Board or the Committee for any applicable fiscal year of the Company exceeds the corresponding Target Equity Value listed below;

                  (b) in a Public Offering, the price at which Shares are sold exceeds the Target

          Equity Value listed below corresponding to the fiscal year of the Company during which the Public Offering is consummated; or

               (b) after a Public Offering, the Sales Price for the Shares for any 10 consecutive Trading Days during the applicable fiscal year of the Company exceeds the corresponding Target Equity Value listed below.

                                                             TARGET EQUITY
                  FISCAL YEAR                                VALUE
                  -----------                                -----

         2000                                                $32

         2001                                                $40

         2002                                                $48

         2003                                                $64

         2004 and thereafter                                 $80


"Sales Price" with respect to any period of time means the (a) closing sales price as reported in the Wall Street Journal or a similar newspaper or, in case no such sale takes place on any day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system, quotation system or such other similar system of the Stock Exchange as reported on the Bloomberg News Service, a similar news service, or, if no such service exists and no newspaper publishes such information or ceases to exist, such alternative service as the Board may select in good faith, (b) if on any such date the Shares are not traded or quoted by any Stock Exchange, the average of the closing bid and asked prices furnished by a professional market maker making a market in the Shares selected by the Board in good faith, or (c) if no market maker is making a market in the Shares, the fair value of the Shares on such date as determined by the Board; "Stock Exchange" means the principal national securities exchange on which the Shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the National Association of Securities Dealers, Inc. Automated Quotation System or any similar national system on which the Shares are quoted or traded; and "Trading Day" means any day on which the Stock Exchange is open for trading or, if the Shares are not listed or admitted to trading on any Stock Exchange, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         6. DETERMINATION BY BOARD. Without limiting the generality or effect of any provision hereof, for all purposes of this Agreement, the Board or a committee thereof will determine whether the performance targets specified in
Section 4 and the other vesting requirements set forth in Sections 3 and 4 have been satisfied, and any such determination will be conclusive absent manifest error. If any of the conditions to the vesting set forth in Sections 3 and 4 have not been met as of the date or for the period specified therein, then without further action the Option will be terminated as to that portion of the Option Shares as to which such conditions were not satisfied. The Board will make a determination for purposes of Section 5 as soon as practicable after Company has filed its Annual Report on Form 10-K for such fiscal year with the Securities and Exchange Commission, or if no such filing is required, as promptly as practicable after the end of such fiscal year.

         7. EXERCISE OF OPTIONS. (a) To the extent the Option is otherwise exercisable, the Option may be exercised (i) at any time and from time to time as to a portion or all of the aggregate number of Optioned Shares not previously purchased upon exercise and (ii) by the Employee delivering to the Company written notice of such exercise, setting forth in such notice the number of Optioned Shares to be purchased by the Employee pursuant to such exercise and the intended manner of payment, and (iii) by the Employee tendering to the Company payment equal to the aggregate Time Share Option Exercise Price, Budget Performance Option Exercise Price, or Market Performance Option Exercise Price, (as applicable, the "Option Exercise Price") of the Optioned Shares being exercised in full by one of the following methods:

                  (A)  Delivery of cash or a check acceptable to the Company;

                  (B) Tender to the Company of Shares owned by Employee for at least six months and registered in the name of the Employee having a value to be determined based on the Fair Market Value per Share on the date of exercise;

                  (C) Delivery of irrevocable instructions to a financial institution or broker to deliver promptly to the Company sale or loan proceeds with respect to the Shares sufficient to pay the total Option Exercise Price of the Optioned Shares being exercised by this method;

                  (D) Through the written election of the Employee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the total Option Exercise Price of the Shares being purchased; or

                  (E) Any combination of the payment methods specified in clauses (A) through (D) hereof.

         (b) The Options will terminate and be of no further force or effect at 11:59 p.m., New York City time as to any Optioned Share which has not been purchased by the Employee in accordance with the terms hereof on or prior to the tenth anniversary of the Grant Date.

         (c) Notwithstanding any other provision hereof, it will be a further condition to any exercise of the Option that, prior to the exercise of all or any portion of the Optioned Shares, the Employee enter into a Stockholders Agreement.

         (d) As a further condition precedent to the exercise of this Option, the Employee will comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of Shares and in connection therewith will execute any documents that the Board determines in its discretion is reasonably necessary or advisable.

         8. CONDITIONS AND LIMITATIONS ON RIGHT TO EXERCISE OPTION. Notwithstanding the provisions of Sections 3, 4, 5, 6 and 7(b) hereof,

                  (a) Except as otherwise provided in Section 8(b) hereof, this Option may not be exercised unless the Employee is, at the time of exercise, a full-time employee of the Company or a Subsidiary (as defined in the Plan) and has been so employed by the Company or a Subsidiary continuously since the Grant Date. If the Employee returns to active employment with the Company or a Subsidiary after having been on an approved leave of absence from the Company or a Subsidiary, the Employee will be treated as if continuously employed during the period of such leave of absence. This Option may not, however, be exercised by the Employee while on a leave of absence from active employment with the Company or a Subsidiary, unless such exercise is expressly approved in writing by the Board; and

                  (b) (i) If the Employee ceases to be employed by the Company or a Subsidiary (other than by reason of death, Disability (as defined in the Plan) or retirement), the Option granted hereby, to the extent the Employee was entitled to exercise it at the date of termination of employment, may be exercised at any time within 30 calendar days after such termination but not after the date of termination of the Option. Any part of the Option not so exercised will expire. Notwithstanding the foregoing, if the Employee's employment is terminated for Cause (as defined below), then this Option will thereupon terminate and thereafter be unexercisable.

                  (ii) If the Employee retires after reaching age 65, all or any part of this Option which has not yet been exercised, whether otherwise eligible for immediate exercise by the terms of this Agreement or not, may be exercised at any time within 90 calendar days after the Employee's retirement but not after the date of expiration of the Option.

                   (iii) If the Employee retires after attaining age 55 but not age 65, the Board, in its sole discretion, may permit all or any part of this Option which has not yet been exercised, whether otherwise eligible for immediate exercise by the terms of this Agreement or not, to be exercised within 90 calendar days after the Employee's retirement but not after the date of expiration of the Option.

                  (iv) If the Employee's employment is terminated by reason of Disability, all or any part of this Option which has not yet been exercised, whether otherwise eligible for immediate exercise by the terms of this Agreement or not, may be exercised at any time within 90 calendar days after such termination but not after the date of expiration of the Option.

                  (iv) If the Employee's employment is terminated by reason of death, all or any part of this Option which has not yet been exercised, whether otherwise eligible for immediate exercise by the terms of this Agreement or not, may be exercised at any time within 180 calendar days after such termination but not after the date of expiration of the Option.

                  As used in this Agreement, "Cause" [HAS THE MEANING GIVEN TO SUCH TERM IN SECTION ____ OF THE EMPLOYEE'S EMPLOYMENT AGREEMENT, DATED _____________, BETWEEN THE COMPANY AND THE EMPLOYEE (THE "EMPLOYMENT AGREEMENT"), WHETHER OR NOT THE EMPLOYMENT AGREEMENT IN STILL IN EFFECT AS OF THE RELEVANT TIME.]

                                       OR

         [MEANS (a) FRAUD OR MISAPPROPRIATION WITH RESPECT TO THE BUSINESS OF THE COMPANY OR INTENTIONAL DAMAGE TO THE PROPERTY OR BUSINESS OF THE COMPANY, (b) FAILURE BY THE EMPLOYEE TO WORK IN HIS DESIGNATED CAPACITY ON A FULL-TIME BASIS AT THE HEADQUARTERS OF THE COMPANY (OR SUCH OTHER LOCATIONS AS MAY FROM TIME TO TIME BE APPROPRIATE), (c) MALFEASANCE OR BREACH OF FIDUCIARY DUTY TO THE COMPANY OR ITS STOCKHOLDERS, (d) WILLFUL FAILURE TO ACT IN ACCORDANCE WITH ANY SPECIFIC LAWFUL INSTRUCTIONS OF A MAJORITY OF THE BOARD, OR (e) CONVICTION OF THE EMPLOYEE OF A FELONY OR A CRIME INVOLVING MORAL TURPITUDE.]

                  (c) The number of Optioned Shares to be exercised pursuant to this Agreement will not exceed the number of Optioned Shares then exercisable, pursuant to Sections 3, 4, 5, 6, 7, 8 and 9 hereof, on the date of termination of employment.

         9. ACCELERATION OF OPTION. Notwithstanding the provisions of Sections 3, 4, 5, 6 and 8 hereof the Option granted hereby will become immediately exercisable in full in the event of (a) a Change of Control, (b) the Employee's Disability (as defined in the Plan) if the Employee becomes Disabled while a full-time employee of the Company, (c) the death of the Employee if such death occurs while the Employee is a full-time employee of the Company, (d) the Employee's retirement from the Company after attaining age 65, or (e) in the Board's sole discretion, the Employee's retirement after attaining age 55 but not age 65. As used in this Agreement, "Change of Control" [HAS THE MEANING GIVEN THAT TERM IN SECTION __ OF THE EMPLOYMENT AGREEMENT, WHETHER OR NOT THE EMPLOYMENT AGREEMENT IS STILL IN EFFECT AS OF THE RELEVANT TIME.]

                                       OR

[MEANS THE SALE OR EXCHANGE BY BLACKSTONE CAPITAL PARTNERS III MERCHANT BANKING FUND III, L.P., BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P. OR BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P. OR THEIR AFFILIATES (AS DEFINED IN THE
PLAN), OTHER THAN THE COMPANY AND ITS SUBSIDIARIES, OF 50% OR MORE OF THEIR COLLECTIVE HOLDINGS OF THE SHARES OF THE COMPANY TO AN UNRELATED THIRD-PARTY.]

         10. TAXES. Without limiting the generality or effect of Section 8.3 of the Plan, if the Company or any Subsidiary is required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Company or such Subsidiary for such withholding are insufficient, the Employee will pay the tax or make provisions that are satisfactory to the Company or such Subsidiary for the payment thereof. To the extent that the Company or any Subsidiary is required to withhold federal, state, local or foreign taxes in connection with the exercise of the Option, or is requested by the Employee to withhold additional amounts with respect to such taxes, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the realization of such benefit that the Employee make arrangements satisfactory to the Company for payment of the balance of such taxes required or requested to be withheld. In addition, an Employee may elect to have any withholding obligation of the Company satisfied with Shares that would otherwise be transferred to Employee upon exercise of the Option.

          11. SECURITIES LAW COMPLIANCE. The Option may not be exercised and the Company will not be required to issue any Shares hereunder if such exercise or issuance might, in the judgment of counsel to the Company, constitute a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange. The Company, in its sole discretion, may require the Employee to furnish the Company appropriate representations and a written investment agreement prior to the exercise of the Option and the delivery of any Shares pursuant to the Option, and may endorse on any Share certificates any legends required to reflect the restrictions and limitations contemplated by this Agreement.

          12. NOTICES. Notices, consents and other communications hereunder will be in writing and will be deemed to have been duly given when hand delivered, sent by United States registered or certified mail, return receipt requested, postage prepaid or sent by a nationally recognized overnight courier service, addressed to the intended recipient at the address set forth at the end of this Agreement, or at such other address as such intended recipient hereafter may have designated most recently to the other party hereto with specific reference to this Section.

          13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior written and oral agreements with respect thereto, and may be modified only by an instrument in writing signed by each of the parties hereto.

          14. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be deemed an original, but all of which together may be construed as one and the same instrument.

          15. BINDING EFFECT. The provisions contained in this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          16. APPLICABLE LAW. The terms of this Agreement will be administered in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

          17. AMENDMENTS. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; PROVIDED, HOWEVER, that no amendment will adversely affect the rights of the Employee under this Agreement without Employee's consent.

         18. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan, including without limitation the provisions thereof providing for adjustment to the number and kind of Shares or other securities or property issuable upon exercise of the Option upon the occurrence of certain events and the call and repurchase rights of the Company under Article VII of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan will govern; PROVIDED, HOWEVER, that to the extent set forth in Section 11.1 of the Plan, no amendment of the Plan may reduce or adversely affect the Employee's rights hereunder unless (i) the Employee has consented thereto or (ii) such amendment is, in the judgment of counsel to the Company, required by law. Notwithstanding the foregoing, the Employee hereby acknowledges and agrees that any action taken in accordance with the Plan, including without limitation Articles VII and X thereof, is expressly permitted and the Committee (as defined in the Plan), acting pursuant to the Plan, as constituted from time to time, will, except as expressly provided otherwise herein, have the right to determine any questions that arise in connection with this Option or its exercise.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.


                    THE IMPERIAL HOME DECOR GROUP INC.
                    c/o Blackstone
                    345 Park Avenue
                    New York, New York 10154
                    Attention: ______________________________


                    By: ____________________________________
                    Title:

         The undersigned Employee hereby acknowledges receipt of an executed original of this Agreement[,] [AND] accepts the Option granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth as of the date first above written, [AND ACKNOWLEDGES AND AGREES THAT THE GRANT OF THE OPTION HEREUNDER DISCHARGES AND IS IN FULL SATISFACTION OF ANY OBLIGATION WITH RESPECT TO THE GRANT OF OPTIONS OR OTHER EQUITY INTERESTS IN THE COMPANY TO THE EMPLOYEE UNDER THE EMPLOYMENT AGREEMENT]. The Employee further acknowledges that he has been advised that the Shares covered by this Agreement have not been registered under the Securities Act of 1933 and agrees that he will not make any disposition of such Shares unless either (a) such Shares have been registered under such Act or (b) an exemption from the registration provisions of such Act is applicable to the Employee's proposed disposition of such Shares. The Employee understands that the certificates for such Shares may bear a legend substantially as follows:

         "The shares evidenced by this Certificate have not been registered under the Securities Act of 1933. Such shares may not be sold or otherwise transferred until the same have been registered under such Act or until the Company shall have received an opinion of legal counsel or a copy of a letter from the staff of the Division of Corporation Finance of the Securities and Exchange Commission, in either case satisfactory to the Company, that such shares may be legally sold or otherwise transferred without such registration."



                                 -----------------------------------------
                                 Employee

                                 [Address]